UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2006

Date of Report (Date of earliest event reported)

LIONS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30285 (Commission File Number)	N/A (IRS Employer Identification No.)
600 17th Street, Suite 2800 South, Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

Registrant’s telephone number, including area code   (720) 359-1604

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 7 - Regulation FD Disclosure

Item 7.01  Regulation FD Disclosure

The following information about Lions Petroleum Inc. has been provided to certain market professionals.

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FORWARD LOOKING STATEMENT AND RISK FACTORS

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The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of  1934. Although the company believes that  its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, completion, government regulation and the ability of the company to meet its stated business goals.

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Company Overview

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Capitalize on current Coal Bed Methane (CBM) opportunities in Cherokee Basin, SE Kansas

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Lions Petroleum Inc. (Delaware co.)

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Have 3 LOI agreements, which include a 20 mile pipeline, 50 existing wells,and 450 new drill locations with potential to produce 11,250 MCF/day. The company intends to have 80 producing wells with production of 2000+MCF/day and 16 BCF of proven gas reserves by the end of 2007 upon completion of the 4 phase plan

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Key Overview

Symbol	OTCBB LPET
Corporate Headquarters	600-17th Street, Suite 2800 South, Denver, CO, 80202
Stock Price (9/18/06) || 52-Week Range	$0.85 || $0.65 – $1.20
Shares Outstanding (06/30/06)	12,090,000
Market Capitalization	$10,280,000
Volume (daily 50day/200day average)	4700/3400
Debt (09/30/06)	Approx. $100,000
Cash (11/01/06)	$35,000

Business Comps.	QRCP-OTCBB, ADB-TSX.V
Insider Ownership	87%
Institutional Ownership Shares	0%
Full-time Employees	1
Fiscal Year	September 30
Accounting Firm	Post Script Financial Services Inc.

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US Coal Bed Methane Basins

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Harrison & Daviess Counties, MO

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Bourbon, Crawford & Neosho Counties, KS

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Lavaca County, TX

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Cherokee Basin, S.E. KS

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170 miles long by 160 miles wide

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Drilling & completion costs

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Approx $75M

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Drilling depths from 300 – 1,000 ft.

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Operating Costs for unconventional gas wells

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$600 - $800 / month / well

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Average production /well

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25 – 120 Mcf / day

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Average reserve / well on 80 acre spacing

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Approx. 0.200  Billion cubic feet

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Cherokee Basin is estimated, by the USGS to contain 6 Trillion Cubic Feet of    CBM gas reserves

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High Quality Reserve Base

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Three principal “blanket” coal seams

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Mulky-Summit trend

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Weir-Pittsburgh trend

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Riverton  trend

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Numerous minor coal seams are also present

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Characteristics

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Found at depths ranging from 300’-1,000’

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Excellent permeability relative to other CBM

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A single well could be completed in up to 6 zones

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Cherokee Basin geology is well understood

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Extensively drilled since early 1900’s

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Over 100,000 well bore penetrations in the basin

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Abundant historical geological data is available

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Able to determine aerial presence, thickness and gas content

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Cherokee Basin Cumulative CBM Volumes/Wells (graph)

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Source: Oklahoma Geological Survey & Kansas Geological Survey

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Cherokee Basin–Typical Production Profile

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Typically, wells produce moderate amounts of gas within 1 to 2 weeks

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Wells reach peak  production of 25 - 120 Mcf/d within 12 to 18 months

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Decline at 3% - 6% per annum thereafter

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Cherokee Basin – General Profile

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Low risk drilling profile

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Drill & complete in 3 to 5 days

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Infrastructure cost  including  related pipeline costs, $75M per well

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Information based on 45 wells drilled to date

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Wells immediately produce 980 Btu gas

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Re-complete 40 wells & add appropriate miles of gathering system

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Internal oilfield operations deliver superior results

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Completion costs are 30% lower than using third party provider

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Wells payout  in 12 months or less

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Single Well Reserves and Economics

GAS PRODUCTION MMCF per YEAR

YEAR GROSS NET

2007	20.3	17.2
2008	27.0	23.0
2009	27.0	23.0
2010	26.0	22.1
2011	21.6	18.4

2012	17.7	15.0
2013	14.5	12.3
2014	11.8	10.0
2015	9.7	8.2
2016	7.9	6.7

Sub-Total	183.5	155.9
After	23.7	20.2
TOTAL	207.2	176.1
NET SALES @ $5.00 per MCF

YEAR	M$/YR

2007	86.1
2008	114.8
2009	114.8
2110	110.5
2011	91.8
2012	75.1
2013	61.5
2014	50.3
2015	41.2
2016	33.7
Sub-Total	779.7
After	100.8
TOTAL	880.5

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Single well operating expense approx. $25,000/year with a Net Revenue Interest (NRI) of 85.0%

Cherokee Basin Project Summary

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4 Phase Project

1.

Acquire 40,000 acres, 50 existing wells & 20 miles of pipeline with a tap into main Southern Star Line

2.

Re-complete 40 wells and tie into pipeline

3.

Lease 60,000 additional acres

4.

Drill 50 new wells

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Pipeline at the end of Phase 1

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20 miles of 6” line with a replacement cost of approx. $3MM and gross annual revenue of $180,000

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100,000 Acres at the end of Phase 4

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Total Wells at the end of Phase 4

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80 producing wells

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Total Reserves at the end of Phase 4

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16 Billion Cubic Feet (BCF) - cost of $0.64 per MCF

CHEROKEE BASIN PROJECT: PHASE 1

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LOI #1

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26,635 acres, 20 miles of pipeline & 26 wells

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Cost of $3,000,000

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Replacement Value

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Est. Lease cost

$  450M

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Replace Pipeline

$3000M

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Drill 26 Wells

$  650M

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Total

$4100M

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LOI #2

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1,336 acres & 14 completed CBM gas wells

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Cost $250,000

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Replacement Value

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Est. Lease cost

$  16M

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Drill 14 Wells

$ 350M

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TOTAL

$ 366M

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LOI #3

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25,646 acres, 5 cased gas wells

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Cost $650,000

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Replacement Value

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Est. Lease cost

$  410M

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Drill 7 Wells

$  175M

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TOTAL

$  585M

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TOTAL COST $3,900,000

REPLACEMENT VALUE $5,051,000

CHEROKEE BASIN PROJECT:  PHASE 2

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40 Well Program

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Re-complete 23 wells

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Drill 1 new well

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Complete 2 existing wells

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Tie in 14 completed wells

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Build 6 miles of new pipeline

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Cost: approximately $1.65MM

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Economic Summary After Phase 1 & 2

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Production of approx. 1000 MCF / day x $5 / MCF = $1.80MM / annum

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8 BCF of proven gas reserves

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At a cost of:  $0.69 / MCF

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Value of 8 BCF @ $1.25 / MCF = approx. $10MM

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Pipeline Economics

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Pipeline replacement cost of approx. $3,300,000

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Income of approx. $500M / annum and growing

CHEROKEE BASIN PROJECT: PHASE 3 & 4

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Phase 3

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The goal is to lease  60k additional acres around the pipeline purchased in Phase 1

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Approx. cost $1,000,000 - $16 / acre

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Complete by the end of Q1, 2007

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This acreage gives the company an additional 750 drilling locations.

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Phase 4

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Drill, complete and tie-in 40 new wells

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Approx. cost $3,750,000

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Complete by the end of 2007

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Gives the company 80 producing wells, 2000+ MCF / day in production & 16 BCF of proven gas reserves at a cost of $0.64 per/MCF

CHEROKEE BASIN PROJECT: PHASE  3 & 4 Summary

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Total acres acquired - 100,000

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Total producing wells 80

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80 wells producing 2000 MCF / day @ $5 / MCF = $10,000 / day, $300,000 / month or $3,600,000 / annum gross operating revenue

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Total reserves 16 Billion Cubic Feet (BCF)

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16 BCF @ $1.25 / MCF = $20,000,000

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Pipeline Economics

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Replacement value approx. $3,300,000

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Income of approx. $1,000,000 / annum

INVESTMENT HIGHLIGHTS

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CBM opportunity with low risk and high return

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39,433 acres in the Cherokee Basin with room to expand

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Aggressive development program to grow production with potential to drill  several hundred additional wells.

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Low-risk wells with multiple pay zones

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Attractive well economics

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Access to company owned gas gathering system

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Extensive management experience

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIONS PETROLEUM, INC.

Date: November 15, 2006

By: /s/ Gordon L. Wiltse

        Gordon L. Wiltse, Secretary and Director